UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7502

DREYFUS INTERNATIONAL FUNDS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	5/31

Date of reporting period:	5/31/04

SSL-DOCS2 70128344v10

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Premier
Emerging Markets Fund

ANNUAL REPORT May 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
23	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Important Tax Information
33	Board Members Information
35	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Premier
Emerging Markets Fund

The Fund

Dear Shareholder:

This annual report for Dreyfus Premier Emerging Markets Fund covers the 12-month period from June 1, 2003, through May 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, D. Kirk Henry.

Positive economic data continued to accumulate in many of the world’s developed and emerging markets during the reporting period. Recovering economies in China and the United States have led to better business conditions for many exporters, including suppliers of energy products and raw materials used in manufacturing.At the same time, relatively low interest rates and robust consumer spending have supported most local economies. As a result, companies around the world have generally enjoyed higher earnings.

Despite better business conditions, the international equity markets have remained volatile amid concerns regarding the war on terrorism, instability in Iraq, higher energy prices and the possibility that the Federal Reserve Board may soon begin to raise short-term interest rates. Indeed, we believe that recent market volatility has served as a reminder of the importance of selectivity and diversification when investing in equities. As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2004

DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Premier Emerging Markets Fund perform relative to its benchmark?

For the 12-month period ended May 31, 2004, the fund produced total returns of 37.65% for its Class A shares, 36.70% for its Class B shares, 36.72% for its Class C shares, 38.19% for its Class R shares and 37.33% for its Class T shares.1 This compares with a 41.40% total return provided by the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index), the fund’s benchmark, for the same period.2

We attribute the fund and market’s overall performance to an improving global economy during much of the reporting period, which helped boost returns for stocks in many emerging markets. However, the fund’s returns trailed the MSCI EMF Index, primarily due to the fund’s relatively limited exposure to some of the better-performing stocks within the materials and technology areas.

What is the fund’s investment approach?

The fund seeks long-term capital growth.To pursue this goal, the fund invests primarily in the stocks of companies organized, or with a majority of assets or businesses, in emerging market countries. “Emerging market” countries consist of all countries represented in the MSCI EMF Index. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any single emerging market country.

We use a value-oriented and research-driven approach to security selection, investing in companies located in emerging market countries.

When choosing stocks for the fund, we begin by conducting fundamental and quantitative research that focuses on individual companies rather than broad economic and industry trends. More specifically, we look for investment opportunities by focusing on three key factors:value,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

or how a stock is valued relative to its intrinsic worth based on traditional measures; business health, or a company’s overall efficiency and profitability as measured by its return on assets and return on equity; and business momentum, or the presence of a catalyst that will potentially trigger an increase in the stock’s price in the near- or midterm.

What other factors influenced the fund’s performance?

The emerging markets produced generally strong performance during much of the reporting period. As stock markets rallied worldwide in anticipation of better global economic conditions, the emerging markets reported generally higher returns than more industrialized markets, due largely to their rich supply of natural resources and a rebound in domestic consumer spending.

For example, a number of the fund’s basic materials holdings provided strong contributions to the fund’s performance, including a Polish copper mining company, a South Korean iron ore and steel firm, Brazilian and Russian oil companies and a South African miner of gold, platinum, coal and diamonds. Improvements in global economic conditions coupled with increased demand from China helped boost returns for many of these stocks.

The fund’s consumer stocks also produced strong returns amid worldwide economic expansion, rising disposable incomes and pent-up local consumer demand. Consumer stocks in India fared particularly well, as solid returns from the fund’s positions in retail banks and automobile manufacturers helped boost the fund’s performance. Other strong performers included a Chinese conglomerate whose businesses include a brewery and a food services division, a Mexican retailer and a South Korean automobile manufacturer.

In addition, many of the fund’s financial stocks benefited from improvements made in the banking system of certain countries, heightened securities trading activity and increased corporate and personal lending spurred by historically low interest rates.

On the other hand, the fund’s returns were hindered by its limited exposure to information technology firms in Taiwan, where we concen-

trated on contract manufacturers that make semiconductors for high margin consumer electronic products, wireless devices and notebook computers. In addition, our focus on diversified metal companies rather than the better-performing, large pure metals firms hurt the fund’s relative performance.As a result, the fund’s returns lagged its benchmark.

What is the fund’s current strategy?

During the last two months of the reporting period, stock prices in the emerging markets fell modestly, creating what we believe to be a number of attractive investment opportunities. As international markets continue to adjust to a changing global economic landscape, we recently have taken profits in some of the fund’s Indian holdings, Mexican consumer and Chinese oil stocks.At the same time, we have increased the fund’s exposure to domestic companies in South Korea and Brazil, where we believe stocks of fundamentally sound companies have been selling at attractive prices.As always, we have continued to search for companies whose underlying business strength is matched by its prospects for continued growth.

June 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Emerging Markets Fund Class A shares and the Morgan Stanley Capital International Emerging Markets Free Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Emerging Markets Fund on 6/28/96 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Free Index (the “Index”) on that date. For comparative purposes, the value of the Index on 6/30/96 is used as the beginning value on 6/28/96.All dividends and capital gain distributions are reinvested. Performance for Class B, Class C, Class R and Class T shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.The Index includes gross dividends reinvested and does not take into account charges, fees and other expenses. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/04

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	6/28/96	29.72%	10.01%	7.00%
without sales charge	6/28/96	37.65%	11.33%	7.80%
Class B shares
with applicable redemption charge †	11/15/02	32.70%	—	30.82%
without redemption	11/15/02	36.70%	—	33.06%
Class C shares
with applicable redemption charge	11/15/02	35.72%	—	33.21%
without redemption	11/15/02	36.72%	—	33.21%
Class R shares	11/15/02	38.19%	—	34.57%
Class T shares
with maximum sales charge (4.5%)	11/15/02	31.20%	—	29.46%
without sales charge	11/15/02	37.33%	—	33.39%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

STATEMENT OF INVESTMENTS
May 31, 2004

Common Stocks—94.4%	Shares	Value ($)

Brazil—6.2%
Banco Itau, ADR	146,000	6,168,500
Brasil Telecom Participacoes, ADR	103,300	2,976,073
Companhia Brasileira de Distribuicao
Grupo Pao de Acucar, ADR	114,800	1,722,000
Companhia de Bebidas das Americas, ADR	587,100	11,125,545
Companhia Vale do Rio Doce, ADR	41,000	2,078,700
Empresa Brasileira de Aeronautica, ADR	275,900	7,024,414
Petroleo Brasileiro, ADR	640,819	16,725,376
Tele Celular Sul Participacoes, ADR	216,750	2,817,750
Telecomunicacoes Brasileiras, ADR	229,520	6,070,804
Ultrapar Participacoes, ADR	88,500	842,520
		57,551,682
Chile—.3%
Banco Santander Chile, ADR	123,800	3,283,176
China—2.0%
China Telecom, Cl. H	14,751,000	4,637,072
Huadian Power International, Cl. H	24,838,300	7,967,429
Qingling Motors, Cl. H	15,364,000	2,069,903
Sinopec Yizheng Chemical Fibre, Cl. H	22,567,400	4,140,701
		18,815,105
Croatia—.6%
Pliva, GDR	394,800 [a,b]	5,850,936
Czech Republic—.4%
Cesky Telecom	265,900	3,338,862
Komercni Banka, GDR	2	73
		3,338,935
Egypt—.8%
Commercial International Bank, GDR	942,200 [b]	3,439,030
Suez Cement, GDR	392,931 [a,b]	3,556,026
		6,995,056
Hong Kong—4.7%
Beijing Enterprises	384,000	431,117
China Mobile (Hong Kong)	8,319,400	23,804,178
China Resources Enterprise	7,821,900	9,684,917
Shanghai Industrial	3,486,900	6,442,558
Texwinca	4,379,000	3,483,557
		43,846,327

8

Common Stocks (continued)	Shares	Value ($)

Hungary—2.3%
EGIS	2,449	95,213
Gedeon Richter	79,541	7,847,025
MOL Magyar Olaj-es Gazipari	147,431	5,656,644
Magyar Tavkozlesi	1,943,111	7,554,497
		21,153,379
India—8.3%
Bharat Petroleum	525,250	3,653,328
Dr. Reddy’s Laboratories, ADR	191,400	3,536,705
Gail India	455,840	1,531,211
Gail India, GDR	245,400 [b]	4,957,080
Hindalco Industries	182,327	3,620,235
Hindalco Industries, GDR	138,300 [b]	2,766,000
Hindustan Lever	2,060,925	6,231,126
Hindustan Petroleum	615,085	4,240,462
ICICI Bank	1,047,595	5,535,652
ICICI Bank, ADR	164,700	2,119,689
ITC	392,840	7,410,125
Mahanagar Telephone Nigam	3,685,150	9,016,127
Mahanagar Telephone Nigam, ADR	181,521	1,058,267
NIIT	358,517 [a]	1,201,925
Oil and Natural Gas	96,900	1,343,414
Reliance Industries	1,405,519	12,933,248
Satyam Computer Services	396,959	2,557,581
State Bank of India	248,500	2,522,190
State Bank of India, GDR	45,400 [b]	1,110,030
		77,344,395
Indonesia—2.2%
PT Astra Agro Lestari	7,897,000	2,128,571
PT Gudang Garam	2,835,500	4,417,571
PT Indofood Sukses Makmur	64,258,000	4,849,660
PT Indonesian Satellite	5,540,100	2,374,329
PT Telekomunikasi Indonesia	7,737,000	6,172,917
		19,943,048
Israel—1.3%
Bank Hapoalim	3,509,693	9,002,959
Supersol	1,304,051	2,959,467
		11,962,426

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S (continued)

Common Stocks (continued)	Shares	Value ($)

Malaysia—3.5%
Gamuda	5,337,700	7,655,385
Genting	1,892,700	7,720,224
Kuala Lumpur Kepong	895,000	1,495,592
Malaysia International Shipping	1,334,400	4,178,779
Proton Holding	912,000	1,884,000
Sime Darby	6,931,800	9,576,829
		32,510,809
Mexico—7.7%
Cemex	888,807	5,187,953
Coca-Cola Femsa, ADR	656,500	14,351,090
Consorcio ARA	250,000 [a]	687,336
Controladora Comercial Mexicana	5,841,500	6,860,307
Desc, Ser. B	13,464,500 [a]	3,953,205
Grupo Continental	2,761,850	4,308,583
Kimberly-Clark de Mexico, Cl. A	5,028,700	13,199,787
Organizacion Soriana, Cl. B	424,700	1,336,260
Telefonos de Mexico, ADR	626,370	21,071,087
		70,955,608
Philippines—1.0%
ABS-CBN Broadcasting	4,130,600 [a]	1,551,468
Bank of the Philippine Islands	4,462,068	3,351,938
Manila Electric, Cl. B	6,040,364 [a]	3,457,193
Universal Robina	7,937,160	936,957
		9,297,556
Poland—2.7%
Bank Pekao	6,514	212,040
Bank Przemyslowo-Handlowy	34,069	3,789,435
KGHM Polska Miedz	638,707 [a]	4,511,689
Polski Koncern Naftowy Orlen	927,194	6,940,514
Telekomunikacja Polska	2,557,223	9,908,060
		25,361,738
Russia—2.3%
LUKOIL, ADR	136,650	15,202,313
YUKOS, ADR	191,800	6,005,737
		21,208,050

Common Stocks (continued)	Shares	Value ($)

South Africa—12.9%
ABSA	808,113	5,832,063
Aveng	4,027,872	4,873,648
BidBEE	237,612	1,357,262
Bidvest Group	1,335,809	10,698,779
Illovo Sugar	2,066,979	2,405,789
Imperial Holdings	459,000	4,933,589
Metro Cash and Carry	13,082,293 [a]	4,981,818
Nampak	5,044,101	10,804,639
Nedcor	2,443,281	23,447,994
Sanlam	2,868,011	3,897,412
Sappi	618,014	8,626,099
Sasol	1,158,202	17,579,772
Shoprite Holdings	2,735,016	3,863,669
Steinhoff International Holdings	5,397,000	6,795,455
Tiger Brands	409,218	5,655,848
Tongaat-Hulett Group	557,642	3,840,345
		119,594,181
South Korea—16.2%
CJ	103,430	5,471,265
Hyundai Department Store	57,350	1,351,823
Hyundai Development	154,220	1,642,188
Hyundai Mobis	16,220	662,311
Hyundai Motor	174,980	6,716,708
INI Steel	357,900	2,673,994
Industrial Bank of Korea	597,000	3,855,251
KT, ADR	843,450	14,718,203
Kangwon Land	614,431	6,727,347
Kia Motors	530,120	4,538,683
Kookmin Bank	264,400 [a]	9,195,535
Kookmin Bank, ADR	136,334 [a]	4,698,070
Korea Electric Power	1,518,920	24,587,069
Korea Exchange Bank	333,633 [a]	1,684,639
Korea Fine Chemical	46,996	492,358
LG Household & Health Care	89,300	2,296,724
POSCO	82,770	10,235,191

The Fund 11

S T A T E M E N T O F I N V E S T M E N T S (continued)

Common Stocks (continued)	Shares	Value ($)

South Korea (continued)
POSCO, ADR	175,590	5,583,762
SK Telecom	25,200	4,284,757
SK Telecom, ADR	200,100	4,176,087
Samsung	648,360	8,156,697
Samsung Electro-Mechanics	184,190 [a]	5,773,237
Samsung Electronics	27,870	12,445,170
Samsung Fire & Marine Insurance	122,960	7,887,601
		149,854,670
Taiwan—11.7%
Accton Technology	4,310,260	2,767,464
Asustek Computer	1,844,875	4,511,170
Asustek Computer, GDR	2,965,000 [b]	6,923,275
China Motor	800,000	1,135,314
Chunghwa Telecom, ADR	457,300	7,385,395
Compal Electronics, GDR	2,253,000 [b]	13,720,770
Delta Electronics	4,782,000	6,599,820
Elan Microelectronics	2,862,653	2,284,626
First Financial	4,565,000 [a]	3,451,485
First Financial, GDR	100,000 [a,b]	1,434,000
Nan Ya Plastics	3,371,168	4,541,417
Nien Hsing Textile	3,811,000	3,727,531
President Chain Store	1,193,392	2,148,320
Quanta Computer	3,537,700	8,066,763
Quanta Computer, GDR	50,000 [a,b]	557,500
SinoPac	17,870,763	9,597,559
Standard Foods	358,564	110,807
Standard Foods, GDR	978 [b]	1,467
Taiwan Cellular	6,467,429	6,131,736
United Microelectronics	3,285,189 [a]	2,858,400
United Microelectronics, ADR	3,484,029 [a]	17,420,145
Yageo	5,858,200 [a]	3,075,863
		108,450,827
Thailand—3.1%
Big C Supercenter	635,400	280,450
Charoen Pokphand Foods	26,340,000	2,260,220
Delta Electronics	2,889,000	1,731,049
Kasikornbank	4,370,800 [a]	5,307,900

12

Common Stocks (continued)			Shares	Value ($)

Thailand (continued)
Krung Thai Bank			22,612,700	6,133,392
PTT Exploration and Production			575,700	3,634,058
Siam Commercial Bank			6,095,000	6,875,755
Siam Makro			1,801,800	2,132,571
				28,355,395
Turkey—.6%
Hurriyet Gazetecilik ve Matbaacilik			430,261,020	1,096,068
Tupras-Turkiye Petrol Rafinerileri			757,928,200	4,542,164
				5,638,232
United Kingdom—3.6%
Anglo American			913,027	19,131,115
Old Mutual			7,967,034	13,789,836
				32,920,951
Total Common Stocks
(cost $	724,923,238)			874,232,482

Preferred Stocks—3.8%

Brazil:
Banco Bradesco			124,310	5,293,641
Companhia de Saneamento Basico do Estado de Sao Paulo			142,900	5,543,391
Companhia de Tecidos Norte de Minas			79,190	5,231,464
Companhia Energetica de Minas Gerais			570,868	7,921,531
Companhia Paranaense de Energia			908,587	2,736,356
Duratex			119,860	2,328,886
Telecomunicacoes de Sao Paulo			250,560	3,367,306
Telemar Norte Leste			95,900	1,530,735
Telemig Celular Participacoes			1,167,890	1,667,874
Total Preferred Stocks
(cost $	36,418,986)			35,621,184

Total Investments (cost $		761,342,224)	98.2%	909,853,666
Cash and Receivables (Net)			1.8%	16,517,766
Net Assets			100.0%	926,371,432

a Non-income producing.

b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At May 31, 2004, these securities amounted to $44,316,114 or 4.8% of net assets.

See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2004

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	761,342,224	909,853,666
Cash denominated in foreign currencies	21,787,570	21,715,846
Dividends receivable		5,267,680
Receivable for investment securities sold		4,889,141
Receivable for shares of Common Stock subscribed		686,571
Unrealized appreciation on forward
currency exchange contracts—Note 4		1,162
Prepaid expenses		64,130
		942,478,196

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		1,218,759
Cash overdraft due to Custodian		5,832,821
Payable for investment securities purchased		6,534,903
Payable for shares of Common Stock redeemed		1,636,357
Unrealized depreciation on forward
currency exchange contracts—Note 4		66,565
Accrued expenses		817,359
		16,106,764

Net Assets ( $)		926,371,432

Composition of Net Assets ($):
Paid-in capital		741,091,176
Accumulated undistributed investment income—net		3,320,764
Accumulated net realized gain (loss) on investments		33,634,705
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		148,324,787

Net Assets ( $)		926,371,432
Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	906,064,986	3,246,234	8,947,124	8,036,091	76,997
Shares Outstanding	54,033,468	195,485	537,946	478,211	4,629

Net Asset Value
Per Share ($)	16.77	16.61	16.63	16.80	16.63

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 2004

Investment Income ($):
Income:
Cash dividends (net of $2,696,362 foreign taxes withheld at source)	23,060,817
Interest	552,926
Total Income	23,613,743
Expenses:
Management fee—Note 3(a)	10,445,329
Shareholder servicing costs—Note 3(c)	3,069,947
Custodian fees	1,568,865
Registration fees	113,608
Professional fees	91,248
Prospectus and shareholders’ reports	85,732
Distribution fees—Note 3(b)	83,382
Directors’ fees and expenses—Note 3(d)	73,813
Loan commitment fees—Note 2	7,172
Miscellaneous	30,838
Total Expenses	15,569,934
Investment Income—Net	8,043,809

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and
foreign currency transactions	86,494,001
Net realized gain (loss) on forward currency exchange contracts	(2,888,317)
Net Realized Gain (Loss)	83,605,684
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions	134,714,570
Net Realized and Unrealized Gain (Loss) on Investments	218,320,254
Net Increase in Net Assets Resulting from Operations	226,364,063

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,

	2004	2003[a]

Operations ($):
Investment income—net	8,043,809	4,298,290
Net realized gain (loss) on investments	83,605,684	(27,618,868)
Net unrealized appreciation
(depreciation) on investments	134,714,570	(4,559,563)
Net Increase (Decrease) in Net Assets
Resulting from Operations	226,364,063	(27,880,141)

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(5,523,574)	(3,998,965)
Class B shares	(13,831)	(353)
Class C shares	(39,237)	(464)
Class R shares	(76,407)	(115)
Class T shares	(431)	(9)
Total Dividends	(5,653,480)	(3,999,906)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	447,410,509	536,127,145
Class B shares	2,548,916	494,712
Class C shares	9,392,044	2,170,389
Class R shares	4,531,624	2,556,507
Class T shares	82,623	4,532
Dividends reinvested:
Class A shares	4,537,239	3,020,601
Class B shares	12,327	345
Class C shares	18,427	464
Class R shares	29,186	115
Class T shares	431	9
Cost of shares redeemed:
Class A shares	(303,948,757)	(494,470,356)
Class B shares	(543,066)	(7,647)
Class C shares	(4,244,226)	(612,590)
Class R shares	(1,231,172)	—
Class T shares	(23,917)	—
Redemption fee	—	229,971
Increase (Decrease) in Net Assets
from Capital Stock Transactions	158,572,188	49,514,197
Total Increase (Decrease) in Net Assets	379,282,771	17,634,150

Net Assets ($):
Beginning of Period	547,088,661	529,454,511
End of Period	926,371,432	547,088,661
Undistributed investment income—net	3,320,764	3,733,377
16

		Year Ended May 31,

	2004	2003[a]

Capital Share Transactions:
Class Ab
Shares sold	28,790,070	47,542,979
Shares issued for dividends reinvested	270,718	273,110
Shares redeemed	(19,266,068)	(44,082,013)
Net Increase (Decrease) in Shares Outstanding	9,794,720	3,734,076

Class Bb
Shares sold	183,551	44,645
Shares issued for dividends reinvested	741	31
Shares redeemed	(32,770)	(713)
Net Increase (Decrease) in Shares Outstanding	151,522	43,963

Class C
Shares sold	661,277	197,123
Shares issued for dividends reinvested	1,105	42
Shares redeemed	(265,760)	(55,841)
Net Increase (Decrease) in Shares Outstanding	396,622	141,324

Class R
Shares sold	326,318	223,784
Shares issued for dividends reinvested	1,740	10
Shares redeemed	(73,641)	—
Net Increase (Decrease) in Shares Outstanding	254,417	223,794

Class T
Shares sold	5,652	399
Shares issued for dividends reinvested	26	1
Shares redeemed	(1,449)	—
Net Increase (Decrease) in Shares Outstanding	4,229	400

a The fund changed to a five class fund on November 15, 2002.The existing shares were redesignated Class A shares and the fund commenced offering Class B, Class C, Class R and Class T shares.

b During the period ended May 31, 2004, 639 Class B shares representing $11,198 were automatically converted to 634 Class A shares.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,

Class A Shares	2004	2003[a]	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	12.25	13.07	11.65	13.61	12.55
Investment Operations:
Investment income—net[b]	.16	.10	.25	.13	.22
Net realized and unrealized
gain (loss) on investments	4.47	(.83)	1.33	(.37)	1.95
Total from Investment Operations	4.63	(.73)	1.58	(.24)	2.17
Distributions:
Dividends from investment income—net	(.11)	(.10)	(.16)	(.13)	(.11)
Dividends from net realized
gain on investments	—	—	—	(1.59)	(1.01)
Total Distributions	(.11)	(.10)	(.16)	(1.72)	(1.12)
Redemption fee added to paid-in capital	—	.01	.00[c]	.00[c]	.01
Net asset value, end of period	16.77	12.25	13.07	11.65	13.61

Total Return (%)	37.65[d]	(5.39)[d]	13.80	(.99)	16.54

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.86	1.96	1.82	1.79	1.85
Ratio of net investment income
to average net assets	.97	.90	2.18	1.02	1.48
Portfolio Turnover Rate	47.45	48.52	62.10	78.00	105.84

Net Assets, end of period ($ x 1,000)	906,065	542,076	529,455	257,183	226,031

a The fund changed to a five class fund on November 15, 2002.The existing shares were redesignated Class A shares.

b Based on average shares outstanding at each month end. c Amount represents less than $.01 per share. d Exclusive of sales charge.

See notes to financial statements.

	Year Ended May 31,

Class B Shares	2004	2003[a]

Per Share Data ($):
Net asset value, beginning of period	12.20	10.84
Investment Operations:
Investment income—net[b]	.02	.10
Net realized and unrealized
gain (loss) on investments	4.46	1.36
Total from Investment Operations	4.48	1.46
Distributions:
Dividends from investment income—net	(.07)	(.10)
Net asset value, end of period	16.61	12.20

Total Return (%)[c]	36.70	13.56[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	2.63	1.46[d]
Ratio of net investment income
to average net assets	.11	1.06[d]
Portfolio Turnover Rate	47.45	48.52

Net Assets, end of period ($ x 1,000)	3,246	536

a From November 15, 2002 (commencement of initial offering) to May 31, 2003.

b Based on average shares outstanding at each month end. c Exclusive of sales charge. d Not annualized.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,

Class C Shares	2004	2003[a]

Per Share Data ($):
Net asset value, beginning of period	12.22	10.84
Investment Operations:
Investment income—net[b]	.02	.11
Net realized and unrealized
gain (loss) on investments	4.46	1.37
Total from Investment Operations	4.48	1.48
Distributions:
Dividends from investment income—net	(.07)	(.10)
Net asset value, end of period	16.63	12.22

Total Return (%)[c]	36.72	13.75[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	2.58	1.47[d]
Ratio of net investment income
to average net assets	.11	1.11[d]
Portfolio Turnover Rate	47.45	48.52

Net Assets, end of period ($ x 1,000)	8,947	1,726

a From November 15, 2002 (commencement of initial offering) to May 31, 2003.

b Based on average shares outstanding at each month end. c Exclusive of sales charge. d Not annualized.

See notes to financial statements.

	Year Ended May 31,

Class R Shares	2004	2003[a]

Per Share Data ($):
Net asset value, beginning of period	12.27	10.84
Investment Operations:
Investment income—net[b]	.21	.14
Net realized and unrealized
gain (loss) on investments	4.47	1.40
Total from Investment Operations	4.68	1.54
Distributions:
Dividends from investment income—net	(.15)	(.11)
Net asset value, end of period	16.80	12.27

Total Return (%)	38.19	14.32[c]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.52	.89[c]
Ratio of net investment income
to average net assets	1.26	1.61[c]
Portfolio Turnover Rate	47.45	48.52

Net Assets, end of period ($ x 1,000)	8,036	2,745

a From November 15, 2002 (commencement of initial offering) to May 31, 2003.

b	Based on average shares outstanding at each month end.
c	Not annualized.

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,

Class T Shares	2004	2003[a]

Per Share Data ($):
Net asset value, beginning of period	12.19	10.84
Investment Operations:
Investment income—net[b]	.07	.06
Net realized and unrealized
gain (loss) on investments	4.47	1.39
Total from Investment Operations	4.54	1.45
Distributions:
Dividends from investment income—net	(.10)	(.10)
Net asset value, end of period	16.63	12.19

Total Return (%)[c]	37.33	13.47[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	2.24	1.49[d]
Ratio of net investment income
to average net assets	.45	.52[d]
Portfolio Turnover Rate	47.45	48.52

Net Assets, end of period ($ x 1,000)	77	5

a From November 15, 2002 (commencement of initial offering) to May 31, 2003.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Emerging Markets Fund (the “fund”) is a separate non-diversified series of Dreyfus International Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers one series, the fund.The fund’s investment objective is long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit and includes such credits in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At May 31, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $13,401,613, accumulated capital gains $35,858,293 and unrealized appreciation $136,020,350.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2004 and May 31, 2003 were as follows: ordinary income $5,653,480 and $3,999,906, respectively.

During the period ended May 31, 2004, as a result of permanent book to tax differences primarily due to treatment of foreign exchange gains and losses, the fund decreased accumulated undistributed investment income-net by $2,802,942 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended May 31, 2004, the Distributor retained $104,253 and $184 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $4,348 and $4,887 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $978,202, Rule 12b-1 distribution plan fees $7,827, shareholder services plan fees $193,930 and transfer agency per account fees $38,800.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at the annual rates of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended May 31, 2004, Class B, Class C and Class T shares were charged $21,483, $61,748 and $151, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2004, Class A, Class B, Class C and Class T shares were charged $2,042,754, $7,161, $20,583 and $151, respectively, pursuant to the Shareholder Services Plan.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer,Inc.,a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2004, the fund was charged $236,441 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 1% redemption fee was charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege until November 15, 2002.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended May 31, 2004, amounted to $561,531,316 and $374,834,885, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.

The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at May 31, 2004:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Brazilian Real,
expiring 6/1/2004	610,184	196,517	197,599	1,082
Sales:		Proceeds ($)
Czech Republic Koruna,
expiring 6/1/2004	16,437,138	630,742	633,318	(2,576)
Euro,
expiring 6/1/2004	20,542	25,164	25,084	80
Hong Kong Dollar,
expiring 6/1/2004	10,834,537	1,389,756	1,390,166	(410)
Mexican Peso,
expiring 6/1/2004	3,003,348	263,048	263,221	(173)
Poland Zloty,
expiring 6/1/2004	1,642,539	430,971	432,931	(1,960)
South African Rand,
expiring 6/1/2004	24,643,106	3,722,524	3,783,970	(61,446)
Total				(65,403)

At May 31,2004,the cost of investments for federal income tax purposes was $773,709,695; accordingly, accumulated net unrealized appreciation on investments was $136,143,971, consisting of $176,920,184 gross unrealized appreciation and $40,776,213 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Premier Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Emerging Markets Fund (one of the funds comprising Dreyfus International Funds, Inc.) as of May 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2004 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Emerging Markets Fund at May 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 12, 2004

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries.Accordingly, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2004:

  the total amount of taxes paid to foreign countries was $2,696,362.
  the total amount of income sourced from foreign countries was $13,818,625.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2004 calendar year with Form 1099-DIV which will be mailed by January 31, 2005.

The fund also designates 89.39% of the ordinary dividends paid during the fiscal year ended May 31, 2004 as qualifying dividends, subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————
David P. Feldman (64)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 51

———————
James F. Henry (73)
Board Member (1993)
Principal Occupation During Past 5 Years:
• President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
No. of Portfolios for which Board Member Serves: 22

———————
Rosalind Gersten Jacobs (79)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Merchandise and marketing consultant
No. of Portfolios for which Board Member Serves: 33

The Fund 33

Dr. Paul A. Marks (77) Board Member (1993)

Principal Occupation During Past 5 Years:

• President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

Other Board Memberships and Affiliations:

• Pfizer, Inc., a pharmaceutical company, Director-Emeritus • Lazard Freres & Co., Senior Adviser • Merck, Consultant

No. of Portfolios for which Board Member Serves: 22

———————

Dr. Martin Peretz (64) Board Member (1993)

Principal Occupation During Past 5 Years:

• Editor-in-Chief of The New Republic Magazine

• Lecturer in Social Studies at Harvard University (1965-2001) • Co-Chairman of TheStreet.com, a financial daily on the web

Other Board Memberships and Affiliations:

• Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director • Digital Learning Group, LLC, an online publisher of college textbooks, Director • Harvard Center for Blood Research,Trustee • Bard College,Trustee • YIVO Institute for Jewish Research,Trustee

No. of Portfolios for which Board Member Serves: 22

———————

Bert W.Wasserman (71) Board Member (1993)

Principal Occupation During Past 5 Years:

• Financial Consultant

Other Board Memberships and Affiliations:

• Lillian Vernon Corporation, Director

No. of Portfolios for which Board Member Serves: 22

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member Irving Kristol, Emeritus Board Member

BOARD MEMBERS INFORMATION (Unaudited) (continued)

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.
Chairman of the Board, Chief Executive
Officer and Chief Operating Officer of the
Manager, and an officer of 97 investment
companies (comprised of 190 portfolios)
managed by the Manager. Mr. Canter also is a
Board member and, where applicable, an
Executive Committee Member of the other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 58 years old and
has been an employee of the Manager since
May 1995.
STEPHEN R. BYERS, Executive Vice
President since October 2002.
Chief Investment Officer,Vice Chairman and a
Director of the Manager, and an officer of 97
investment companies (comprised of 190
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive
Committee Member of certain other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 50 years old and
has been an employee of the Manager since
January 2000. Prior to joining the Manager, he
served as an Executive Vice President-Capital
Markets, Chief Financial Officer and Treasurer
at Gruntal & Co., L.L.C.
MARK N. JACOBS, Vice President since
March 2000.
Executive Vice President, Secretary and
General Counsel of the Manager, and an
officer of 98 investment companies (comprised
of 206 portfolios) managed by the Manager.
He is 58 years old and has been an employee
of the Manager since June 1977.
MICHAEL A. ROSENBERG, Secretary since
March 2000.
Associate General Counsel of the Manager,
and an officer of 95 investment companies
(comprised of 199 portfolios) managed by the
Manager. He is 44 years old and has been an
employee of the Manager since October 1991.
ROBERT R. MULLERY, Assistant Secretary
since March 2000.
Associate General Counsel of the Manager,
and an officer of 26 investment companies
(comprised of 58 portfolios) managed by the
Manager. He is 52 years old and has been an
employee of the Manager since May 1986.
STEVEN F. NEWMAN, Assistant Secretary
since March 2000.
Associate General Counsel and Assistant
Secretary of the Manager, and an officer of 98
investment companies (comprised of 206
portfolios) managed by the Manager. He is 54
years old and has been an employee of the
Manager since July 1980.
JAMES WINDELS, Treasurer since
November 2001.
Director – Mutual Fund Accounting of the
Manager, and an officer of 98 investment
companies (comprised of 206 portfolios)
managed by the Manager. He is 45 years old
and has been an employee of the Manager
since April 1985.

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer
since August 2003.
Senior Accounting Manager – Equity Funds of
the Manager, and an officer of 26 investment
companies (comprised of 101 portfolios)
managed by the Manager. He is 44 years old
and has been an employee of the Manager
since September 1982.
ROBERT SVAGNA, Assistant Treasurer
since December 2002.
Senior Accounting Manager - Equity Funds of
the Manager, and an officer of 27 investment
companies (comprised of 106 portfolios)
managed by the Manager. He is 37 years old
and has been an employee of the Manager
since November 1990.
KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 98 investment companies
(comprised of 206 portfolios) managed by the
Manager. He is 49 years old and has been an
employee of the Manager since June 1993.
WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.
Vice President and Anti-Money Laundering
Compliance Officer of the Distributor, and the
Anti-Money Laundering Compliance Officer
of 93 investment companies (comprised of 201
portfolios) managed by the Manager. He is 33
years old and has been an employee of the
Distributor since October 1998.

For More Information

Dreyfus Premier
Emerging Markets Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611
By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

© 2004 Dreyfus Service Corporation

0327AR0504

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Mr. Wasserman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Wasserman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $ 33,100 in 2003 and $ 34,755 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $ 6,000 in 2003 and $ -0- in 2004. These services consisted of (i) advisory services as to the accounting or disclosure treatment of Registrant transactions or events.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $ 30,000 in 2003 and $ 273,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $ 2,880 in 2003 and $ 4,216 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various

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financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $ 0 in 2003 and $ 0 in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $ 0 in 2003 and $ 827 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service

Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $ 0 in 2003 and $ 0in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $ 275,773 in 2003 and $ 611,432 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund’s Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the

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Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By:	/s/Stephen E. Canter

Stephen E. Canter
President

Date:	July 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	July 28, 2004

By:	/s/James Windels

James Windels
Chief Financial Officer

Date:	July 28, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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